UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 24, 2013

IKONICS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-25727	41-0730027
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4832 Grand Avenue Duluth, Minnesota	55807
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (218) 628-2217

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                Submission of Matters to a Vote of Security Holders.

On April 24, 2013, IKONICS Corporation (the “Company”) held its 2013 Annual Meeting of Shareholders, where the shareholders holding 85.78% of the Company’s outstanding shares of common stock were present in person or by proxy. At the annual meeting, the stockholders voted upon (1) the election of nine directors to serve until the next annual meeting of shareholders or until their successors are duly elected; (2) the ratification of the selection of McGladrey LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013; (3) the vote on advisory basis on the frequency of future advisory votes on the compensation of the Company’s named executive officers; and (4) the vote on advisory basis on the compensation of the Company’s executive officers.  Each of Charles H. Andresen, Lockwood Carlson, Rondi C. Erickson, Ernest M. Harper, Jr., David O. Harris, Darrell B. Lee, H. Leigh Severance, Gerald W. Simonson, and William C. Ulland were re-elected to serve as the Company’s directors. The other three proposals also passed. In particular, the proposals received the following votes:

Proposal 1:           The election of Charles H. Andresen, Lockwood Carlson, Rondi C. Erickson, Ernest M. Harper, Jr., David O. Harris, Darrell B. Lee, H. Leigh Severance, Gerald W. Simonson, and William C. Ulland to serve until the Company’s 2014 Annual Meeting of Shareholders.

Name	Votes For	Votes Withheld	Broker Non-Votes
Charles H. Andresen	1,207,735	8,042	501,458
Lockwood Carlson	1,208,845	6,932	501,458
Rondi C. Erickson	1,208,845	6,932	501,458
Ernest M. Harper, Jr.	1,208,845	6,932	501,458
David O. Harris	1,210,045	5,732	501,458
Darrell B. Lee	1,210,045	5,732	501,458
H. Leigh Severance	1,210,045	5,732	501,458
Gerald W. Simonson	1,210,045	5,732	501,458
William C. Ulland	1,210,045	5,732	501,458

Proposal 2:           The ratification of the selection of McGladrey LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

Votes For	Votes Against	Votes Abstain
1,715,790	0	1,445

Proposal 3:           The vote on advisory basis on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 year	2 years	3 years	Abstain	Broker Non-Votes
925,868	243,188	18,862	27,859	501,458

Proposal 4:           The vote on advisory basis on the compensation of the Company’s executive officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
1,169,245	16,238	30,294	501,458

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IKONICS CORPORATION

Date: April 29, 2013	/s/ Jon Gerlach
Jon Gerlach
Chief Financial Officer
and Vice President of Finance